Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. ss. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Schick Technologies, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald Rosner, Director of Finance and Administration of the Company, and its principal financial officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /S/ Ronald Rosner
                                        ----------------------------------------
                                        Ronald Rosner
                                        Director of Finance
                                        and Administration
                                        (Principal Financial Officer)
                                        Schick Technologies, Inc.
                                        August 13, 2004

      A signed original of this written statement required by Section 906 has been provided to Schick Technologies, Inc. and will be retained by Schick Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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